Exhibit 99.1

For Immediate Release

Media Contact:

Eric Ruff

Engility Corporation

(703) 375-6463

eric.ruff@engilitycorp.com

Richard Harkey Named Corporate Controller for Engility

Chantilly, VA, September 18, 2012 — Engility Holdings, Inc. (NYSE: EGL) today announced that Richard Harkey has been named Vice President, Corporate Controller and Chief Accounting Officer, reporting to Mike Alber, Senior Vice President and Chief Financial Officer for Engility, and will join the company on October 1, 2012.

“Richard will be a key member of the Engility financial leadership team,” said Alber. “He brings outstanding financial and management experience to Engility and will be a valuable asset as we continue to improve and refine our business processes and operations. We look forward to his contributions toward making Engility the best pure-play government services provider.”

Upon joining Engility, Mr. Harkey will be responsible for the company’s accounting and financial/SEC reporting, Sarbanes-Oxley compliance, and payroll and tax functions. Mr. Harkey has over 12 years of corporate finance, accounting and administrative experience with federal contractors, and most recently served as Vice President, Finance, Assistant Treasurer and Chief Accounting Officer at Sotera Defense Solutions, Inc., formerly known as Global Defense Technology & Systems, Inc. (NASDAQ: GTEC). He has also held senior positions at PricewaterhouseCoopers LLP, where he served as a senior manager in the Aerospace and Defense sector.

About Engility Corporation

Engility is a pure-play Government Services contractor providing highly-skilled personnel wherever, whenever they are needed, in a cost effective manner. Headquartered in Chantilly, VA, Engility is a leading provider of systems engineering services, training, program management, and operational support for the U.S. government worldwide, with more than 8,000 employees worldwide and projected sales of $1.6 billion for 2012.

To learn more about Engility, please visit the company’s website at www.engilitycorp.com. You can also find on the website a copy of the company’s Form 10 Registration Statement, as filed with the Securities and Exchange Commission, which contains detailed business and financial information regarding Engility.

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the Exchange Act) relating to our operations, results of operations and other matters that are based on our current expectations, estimates, assumptions and projections. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,”

“intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.

Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: (a) the loss or delay of a significant number of our contracts; (b) a decline in or a redirection of the U.S. defense budget; (c) the Department of Defense’s wide-ranging efficiencies initiative, which targets affordability and cost growth; (d) the intense competition for contracts in our industry, as well as the frequent protests by unsuccessful bidders; (e) our indefinite delivery, indefinite quantity (IDIQ) contracts, which are not firm orders for services, and could generate limited or no revenue; (f) our government contracts, which contain unfavorable termination provisions and are subject to audit and modification; (g) the mix of our cost-plus, time-and-material and fixed-price type contracts; (h) our ability to attract and retain key management and personnel; (i) the impairment of our goodwill and other long-lived identifiable intangible assets, which represent a significant portion of the assets on our balance sheet; (j) changes in regulations or any negative findings from a U.S. Government audit or investigation; (k) current and future legal and regulatory proceedings; (l) risks associated with our international operations; (m) security threats and other disruptions; (n) U.S. federal income tax liabilities that relate to the distribution in the spin-off of Engility; (o) our inability to meet the financial reporting and other requirements to which we are now subject following the spin-off due to inadequate accounting and other management systems and resources; (p) our inability to achieve some or all of the benefits that we expect to achieve from the spin-off; (q) the reluctance of our customers, prospective customers and suppliers that may be uncertain as to our financial stability as a stand-alone entity to continue to do business with us; (r) the level of indebtedness that we incurred in connection with the spin-off, our ability to comply with the terms of our debt agreements and our ability to finance our future operations, if necessary; (s) potential liabilities arising out of state and federal fraudulent conveyance laws and legal distribution requirements as a result of the spin-off; and (t) the additional costs that we may incur as an independent company. For a more detailed discussion of these factors, see the information under the heading “Risk Factors” in the Information Statement included in our Registration Statement on Form 10, as amended and filed with the SEC on June 27, 2012. Forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, historical information should not be considered as an indicator of future performance.

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